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                                                                  May __, 1998



Philips International Realty Corp.
417 Fifth Avenue
New York, NY 10016

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Non-Competition Agreement, made and entered into on March 30, 1998 and effective as of December 31, 1997 (the "Non-Competition Agreement"), by and among Philips International Realty Corp. (the "REIT"), Philips International Realty, L.P. (the "Operating Partnership" and, together with the REIT, the "Company"), Philips International Holding Corp., Philip Pilevsky and Sheila Levine. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Non-Competition Agreement.

         In connection with the proposed public offering (the
"Offering") of the Common Stock of the Company contemplated by Registration Statement No. 333-47975 on Form S-11 filed with the Securities and Exchange Commission on March 13, 1998, as amended, the undersigned hereby grants the Company a right of first refusal on the sale or transfer by the undersigned of his partnership or membership interest (the "Interest") in any of the Excluded Properties, except for: (i) a sale or transfer to any family member, any trust for the benefit of a family member or any similar sale or transfer; (ii) a sale or transfer to an existing partner or member of such property partnership; and
(iii) a sale or transfer of the entire property or 100% of the partnership or membership interest in the property partnership, in which case the undersigned will use reasonable efforts to cause such property or partnership or membership interest to be offered to the Company. The undersigned shall give written notice (a "Sale Notice") to the Company of the price, terms and conditions of such sale or transfer (including, without limitation, the identity of the proposed purchaser), and upon receipt of the Sale Notice, the Company shall have thirty days thereafter (the "Sale Option Period") to elect by written notice to acquire the Interest on the terms and conditions of the Sale Notice. If the Company shall elect to so acquire the Interest on such terms and conditions, the parties shall execute a contract of sale reflecting such terms and conditions and shall close on such acquisition as required thereunder.

         If the Company shall elect not to so acquire the Interest, or shall fail to make an election on a timely basis, the undersigned shall have the right, subject to the immediately following sentence, to sell the Interest to the purchaser or such other bona fide third party as the undersigned shall elect on terms and conditions no less favorable than those set forth in the Sale Notice and at a sale price (the "Minimum Sale Price") of not less than the greater of (i) 95% of the price stated in the Sale Notice or (ii) the price stated in the Sale Notice less $500,000. If the

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sale or transfer contemplated by the Sale Notice is not consummated within one hundred twenty days from the earlier of (i) the date the Company elects not to acquire such Interest pursuant to the Sale Notice or (ii) the expiration of the Sale Option Period, or if the undersigned desires to sell or transfer the Interest on terms and conditions which are less favorable than those set forth in the Sale Notice or at a price less than the Minimum Sale Price, then the undersigned shall comply with the procedures set forth above, and the restrictions set forth above shall remain in force and effect.

         In the event the Company shall fail to timely respond to the Sale Notice or shall elect not to proceed in accordance with same, the Company shall, upon request of the undersigned, deliver a written notice (the "Sale Waiver Notice") to the undersigned waiving the Company's rights as set forth above. If the Company shall fail to deliver the Sale Waiver Notice, then the Company shall be deemed to have irrevocably and unconditionally waived its rights hereunder with respect only to the subject sale under the respective Sale Notice.

         All notices to be given or sent hereunder shall be sent to the address of the party set forth herein and may be given personally or may be delivered by depositing the same with any nationally recognized overnight delivery service. Notices given by personal delivery service shall be deemed given on the day so delivered, and notices delivered by a nationally recognized overnight delivery service shall be deemed given on the first business day following the deposit of same with such service.

         Please confirm that the foregoing correctly sets forth our agreement by signing below. This letter agreement shall constitute a binding agreement, effective only upon consummation of the Offering.




                                              ----------------------------------
                                              Name:  Philip Pilevsky
                                              Address:  417 Fifth Avenue
                                                        New York, NY 10016


Agreed and Accepted:

Philips International Realty Corp.
417 Fifth Avenue
New York, NY 10016


By:
    ----------------------------
    Name:  Louis J. Petra
    Title:   President